MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Corporate Presentation March 2019 Exhibit 99.1

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q4 2018 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. NASDAQ : MNTX

Manitex International is a leading provider of straight-mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are primarily sold through independent dealers, worldwide. OVERVIEW NASDAQ : MNTX

Company Timeline

2002
MARCH
Manitowoc (NYSE:MTW) acquires Grove

2003
JANUARY
Manitowoc divests Manitex (Manitowoc Texas)

2006
JULY
Manitex merges into Veri-Tek, Intl. (VCC)
NOVEMBER
Veri-Tek Acquires LiftKing

2007
JULY
VCC acquires Noble forklift

2008
MAY
Name changed to Manitex International and listed on Nasdaq (MNTX)
OCTOBER
Crane & Machinery and Schaeff Forklift acquired

2009
JULY
Acquires Badger Equipment Co.
DECEMBER
Acquires Load King Trailers

2010
JULY
CVS Operating Agreement

2011
JULY
Closes Acquisition of CVS

2013
JULY
Acquires Sabre Manufacturing LLC
NOVEMBER
Acquires Valla SpA of Piacenza, Italy

2014
DECEMBER
Closes agreement with Terex for 51% of ASV

2015
JANUARY
Closes on PM Group SpA transaction
DECEMBER
Announces sale of Load King trailers

2016
OCTOBER
Announces sale of LiftKing
DECEMBER
Announces sale of CVS Ferrari; Refinancing of ASV

2017
MAY
Announces spin-off/IPO of ASV

2018
FEBRUARY
Sells ½ of remaining ASV shares
MAY
Announces $32.7 M Tadano Investment

2019

4 NASDAQ : MNTX

Growth Strategy NASDAQ : MNTX $242M REVS 19% GM $18M Adjusted EBITDA 7.2% Adjusted EBITDA Margin $300M - $350M REVS 20% - 22% GM $30M - $40M Adjusted EBITDA 10%+ EBITDA Margin WHERE WE ARE TODAY WHERE WE’LL BE IN 2-3YRS Continued high level of demand for cranes and industrial equipment Return to “mid-cycle” performance and ongoing replacement cycle demand for straight-mast cranes New Products PM growth in North America and Rest of World through Tadano partnership

Straight-Mast and Knuckle Boom Cranes OUR PRIMARY PRODUCTS Series PM KNUCKLE BOOM CRANES Series PL DISTRIBUTION CRANES Series SC SKY CRANES Series TC STRAIGHT-MAST CRANES Series TM TRACTOR MOUNT CRANES Series OS AERIAL WORK PLATFORMS NASDAQ : MNTX

Our Primary Regions WORLDWIDE SERVICE 23% Western and Eastern Europe 61% North and Central America 3% Middle East 11% South America 2% Asia and Africa NASDAQ : MNTX

FY 2018 Update NET REVENUE $242M is 14% compared to 2017 ADJUSTED EBITDA INCREASED 26% to $17.4M from $13.8 million in 2017 RECORD LOW NET DEBT LEVEL at $48.5 M as of December 31, 2018 Q4 2018 Book to bill ratio was 1.10:1 Backlog as of February 28, 2019 was $80 M Continued progress with Tadano partnership in expanding PM’s international distribution NASDAQ : MNTX

Why we are here today INVESTMENT CONSIDERATIONS Tadano equity investment affords massive new market opportunities for PM, internationally Tadano lacked a knuckle boom crane for their global product offering PM has less than 5% market share of a market that is 20x the size of the North American straight-mast market 2018 sales of $242 million represents 14% growth and backlog as of 2/28/2019 of $80 million Debt is at lowest level since 2014 pre-ASV and PM transactions; leverage ratios are at historic lows and well within covenants Margin Profile has dramatically improved Divestitures: non-crane business with <4% Adj. EBITDA margin were sold with an aggregate sales of $90M and corresponding EBITDA reduction of $4M Incremental gross margin for crane portfolio is in excess of 25% Steady increase in market share in straight-mast cranes last 5 years; potential to take market share for knuckle boom cranes via PM Last cyclical peak for PM and Manitex was OVER $350M in net sales and approximately $45 million in Adjusted EBITDA; potential EARNINGS POWER now exceeds prior peak level NASDAQ : MNTX

Tadano Investment NASDAQ : MNTX MAY 2018 Approximately 2.9M shares of MNTX @ $11.19 /share for $32.7 million; Tadano owns 14.9% of Manitex Tadano names Ingo Schiller, President and Chief Executive Officer of Tadano America Corporation to the Manitex Board of Directors Tadano, with over $1.7 billion in global annual sales, and more than 3,300 employees, is one of the premier crane companies in the world with a global dealer and distribution network Prior to the transaction Tadano had NO knuckle boom crane in its product portfolio With proceeds, Manitex has paid down debt, and has ample capital to procure the necessary components and assemblies to keep up with its growing backlog, and allocate the proper resources to integrate PM Group and accelerate market penetration and margin expansion

TODAY Tadano Impact NASDAQ : MNTX $ 73 MILLION TOTAL DEBT BALANCE SHEET QUALITY IMPROVEMENT $ 24.5 MILLION CASH & MARKETABLE SECURITIES 2.7X Net LEVERAGE RATIO (TTM) Initial revenues anticipated in Q1 2019 Sourcing benefits expected to begin in Q1 2019 to take advantage of ultra-high quality Tadano components UPDATE—Initial stocking orders placed by Tadano in March 2019

Knuckle Booms PM CRANES Straight-Mast MANITEX CRANES END-MARKETS: CONSTRUCTION, LOGISTICS, UTILITY, ENERGY, MILITARY, RAIL LIFTING CAPACITY: 1 – 80 US TONS (1-250 T-M) ESTIMATED 2018 UNIT VOLUME (MARKET): 50,000 FEATURES: MATERIAL CARRYING CAPABILITY, EASE OF USE, BROAD MARKET USAGE END MARKETS: CONSTRUCTION, UTILITY, ENERGY, RENTAL, MINING, ADVERTISING, RAILROAD LIFTING CAPACITY: 17 – 70 US TONS ESTIMATED 2018 UNIT VOLUME (MARKET): 2,500 FEATURES: HIGH LIFTING RANGE, DIVERSE END-MARKET APPLICATIONS VS NASDAQ : MNTX

Lifting equipment market - Straight-mast NASDAQ : MNTX OVERVIEW Approximately 15 PPT market share gain in past 5 years while more broadly diversifying weight class (tonnage) distribution; Manitex market share increasing through 2018 Important new products launched within the past 24 months in the 20, 22, 30, AND 40 ton classes Increased penetration of 40-, 45- and 50- ton cranes with aerial work platforms for utility, telecom and wind construction/maintenance Industry orders strengthened in 2018 due to used equipment market normalization and strength in construction, utility, and energy. Manitex industry forecast for 2019 is 1,500 units vs. 1,162 in 2018 Order activity in 2018 has been 55% for cranes over 30 tons and 45% for under 30 tons Cranes in the field from ‘04-’07 cyclical peak are 11-plus years old which is creating “replacement cycle” activity

$2.3 Billion Globally (Management Estimates) NASDAQ : MNTX THE KNUCKLE BOOM MARKET Large Market of $2.3 BN far exceeds that of straight mast boom truck market (Global) Opportunity to increase PM Group North American market presence through Manitex distribution/dealer network PM has a geographically diverse customer base PM PEAK SALES OF $150 MILLION IN 2008 NORTH AMERICAN KNUCKLE BOOM MARKET IS GROWING PRINCIPAL INDUSTRY PARTICIPANTS KNUCKLE BOOM MARKET WORLDWIDE SALES (US$, MILLIONS) PM GROUP TTM REVENUES (US$, MILLIONS)

Replacements Parts & Service NASDAQ : MNTX Consistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Proprietary e-commerce system implemented in principal operations

Products, End Market, Drivers OPERATING COMPANIES Straight-mast boom trucks and cranes Sign cranes Parts Knuckle boom cranes Truck-mounted aerial platforms Specialized equipment for liquid storage & containment 8,000-21,000 gallon capacities Precision pick & carry cranes Rough terrain cranes Specialized construction equipment Parts Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors Product development Growing acceptance of knuckle booms in North American markets Oil and gas exploration creating demand Product development Reputation for quality & innovation Serves a market of over $1B annually Strong end market demand for specialized, competitively differentiated products Environmental (electric) or hazardous (spark free) developments Product development Equipment replacement cycle in small tonnage flexible cranes for refinery market More efficient product offering across end markets Power transmission/Utility Industrial projects Infrastructure development Construction Energy Construction Infrastructure Utilities Energy Petrochemical Waste management Automotive Chemical / petrochemical Infrastructure development Aerospace Construction Railroad Construction Refineries Municipality NASDAQ : MNTX

Experienced Management Team NASDAQ : MNTX David Langevin, Chairman & CEO 30+ years Steve Kiefer, President & COO 25+ years principally with Eaton Corp. and industrial companies Laura Yu, CFO 20+ years in senior-level executive corporate finance for public Fortune 500 industrial companies Sherman Jung, Vice President of Financial Reporting 20+ years in financial operations and SEC Reporting Scott Rolston, SVP Strategic Planning 30+ years principally with Manitex and Manitowoc Jim Peterson, Executive Vice President, Operations 35+ years in manufacturing operations

MANITEX INTERNATIONAL, INC. Financial Overview

Financial Summary NASDAQ : MNTX | *Reported results, prior to ASV and PM transactions ** Backlog is AS OF 2/28/19 KEY STATISTICS $000, except % as adjusted Q4 2018 Q4 2017 2018 2017 2013* 2012* Revenues $60,590 $56,464 $242,017 $213,112 $245,072 $205,249 Gross Margin (%) 17.3% 16.6% 19.4% 19.8% 19.0% 19.7% Adjusted EBITDA $3,525 $3,124 $17,409 $13,765 $21,483 $17,957 Adj. EBITDA Margin (%) 5.8% 4.8% 7.2% 6.5% 8.8% 8.7% Adjusted Net income $1,211 $873 $6.018 $3,278 $10,178 $8,077 Backlog** $80,200** $50,281 80,200** $61,530 $77,281 $130,352 Stock Price (3/12/19) $7.64 per share Market Cap (12/31/18) $111.5 M Total Ent. Value (12/31/18) $160.0 M Ticker / Exchange MNTX/Nasdaq CM Wtd Avg Basic Shares (12/31/18) 19.6 M Wtd Avg Diluted Shares (12/31/18) 19.6 M Total NET Debt (12/31/18) $ 48.5 M CAPITALIZATION

Balance Sheet Summary NASDAQ : MNTX (in thousands $) December 31, 2018 DECEMBER 31, 2017 Cash, Restricted, Marketable Securities 24,508 5,366 Current Assets 131,993 110,322 Property Plant & Equipment 20,249 22,038 Goodwill and other Intangible Assets 61,071 74,583 Other Long term Assets 3,936 18,245 Total Assets $217,249 $225,188 Current Liabilities 72,954 79,428 Long term Debt 49,883 66,347 Other Long term liabilities 6,408 8,568 Total Liabilities 129,245 154,343 Stockholders’ equity-Manitex International 88,004 70,845 Liabilities and stockholders’ equity $217,249 $225,188

Debt Summary NASDAQ : MNTX | *1.1 M shares of ASV (Nasdaq:ASV) still Held and $24.5M in credit line still available USD millions Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 Working capital borrowings $22.7 $21.5 $24.3 $25.9 $29.1 Bank term debt 23.1 26.7 26.8 28.0 26.7 Capital leases 5.5 5.6 5.7 5.8 5.9 Convertible notes 21.7 21.6 21.5 21.4 21.3 Revolver - - - 12.5 12.9 Total debt $73.0 $75.3 $78.3 $93.6 $95.9 Total cash and marketable equity securities $24.5 $25.9 $27.2 $10.3 $5.4 Net debt $48.5 $49.4 $51.1 $83.3 $90.5

Steve Kiefer, Pres., COO Manitex International 708-237-2065 skiefer@manitex.com Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 pseltzberg@darrowir.com MANITEX INTERNATIONAL, INC. NASDAQ: MNTX March 2019